First Choice Bancorp

Investor Presentation

November 2019

First Choice Bancorp

Disclosures

FORWARD LOOKING STATEMENTS

In addition to historical information, certain matters set forth herein constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to management's beliefs, projections and assumptions concerning future results and events. Forward-looking statements, include descriptions of management's plans or objectives for future operations, products or services, and forecasts of the Company's revenues, earnings or other measures of economic performance. These forward-looking statements involve risks and uncertainties and are based on the beliefs and assumptions of management and on the information available to management at the time that this presentation was prepared and can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words or phrases such as "aim," "can," "may," "could," "predict," "should," "will," "would," "believe," "anticipate," "estimate," "expect," "hope," "intend," "plan," "potential," 'project," "will likely result," "continue," "seek," "shall," "possible," "projection," "optimistic," and "outlook," and variations of these words and similar expressions or the negative version of those words or phrases.

Forward looking statements involve substantial risks and uncertainties, many of which are difficult to predict and are generally beyond our control. There are many factors that could cause actual results to differ materially from those contemplated by these forward-looking statements. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law. Any statements about future operating results, such as those concerning accretion and dilution to the Company's earnings or shareholders, are for illustrative purposes only, are not forecasts, and actual results may differ. Risks and uncertainties that could cause our financial performance to differ materially from our goals, plans, expectations and projections expressed in forward-looking statements include those set forth in our filings with the SEC, including under Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

NON-GAAP FINANCIAL MEASURES

This presentation presents certain "non-GAAP" financial measures for: (1) efficiency ratio, (2) adjusted efficiency ratio, (3) net interest income excluding discount accretion on acquired loans, (4) net interest margin excluding discount accretion on acquired loans, (5) adjusted net income, (6) adjusted return on average assets, (7) adjusted return on average equity, (8) average tangible common equity, (9) return on average tangible common equity, (10) adjusted return on average tangible common equity, (11) tangible common equity, (12) tangible assets, (13) tangible common equity to tangible asset ratio, and (14) tangible book value per share. The components of these non-GAAP measures are computed by using amounts that are determined in accordance with accounting principles generally accepted in the United States of America ("GAAP"). We believe the presentation of certain non-GAAP financial measures provides useful information to assess our consolidated financial condition and consolidated results of operations and to assist investors in evaluating our financial results relative to our peers. These non-GAAP financial measures complement our GAAP reporting and are presented herein to provide investors and others with information that we use to manage the business each period. Because not all companies use identical calculations, the presentation of these non-GAAP financial measures may not be comparable to other similarly titled measures used by other companies. These non-GAAP measures should be taken together with the corresponding GAAP measures and should not be considered a substitute of the GAAP measures.

A reconciliation of non-GAAP financial measures used in this presentation to their nearest comparable GAAP financial measures is included at the end of this presentation.

No non-GAAP metric should be considered as an alternative to any other measure derived in accordance with GAAP.

First Choice Bancorp

Corporate Overview

Highlights – 9/30/19	
Total Assets	$1.7 billion
Total Loans (incl. Loans HFS)	$1.3 billion
Total Deposits	$1.3 billion
ROAA and ROTCE	1.86% and 16.95%
Corporate Headquarters	Cerritos, CA
Dividend Yield [1]	3.58%
Market Capitalization [1]	$261 million

- **First Choice Bank founded in 2005, First Choice Bancorp organized in 2017**
- **Full service commercial bank**
- **Attractive Southern California footprint with 9 branches and 2 loan production offices**
- **17th largest publicly-traded bank headquartered in Southern California**
- **Evolved from an Asian-American focused bank to become a mainstream bank**
- **Strong commitment to relationship banking**

Market Footprint



Angeles National Forest
San Bernardino
Riverside
Long Beach
Irvine
Temecula
Catalina Island Essential Fish Habitat...
Carlsbad
San Diego
Chula Vista
Tijuana

1. As of October 31, 2019

Investment Highlights

- Attractive Southern California markets in one of the world's largest economies
- Demonstrated ability to generate strong organic balance sheet growth
- Above peer group net interest margin
- Extremely attractive non-interest DDA base (almost 50% of total deposits)
- Historical track record of outstanding asset quality
- Highly accretive acquisition driving strong earnings growth in 2019
- Initiated Share Repurchase Program in December 2018 – Shares available for repurchase total 747,447
- Recent developments enhancing marketability of stock
  - Increased market cap resulting from merger
  - NASDAQ listing in May 2018
  - Addition to Russell Indexes in June 2018
  - Sell-side analyst coverage (Hovde) starting in August 2018

First Choice Bancorp

3Q19 Financial Summary

Profitability

- Net income of $8.1 million, or $0.68 per diluted share
- ROAA of 1.98%, ROAE of 12.45% and ROTCE of 18.03% (annualized)
- NIM increased 38 bps to 5.52% due to higher discount accretion and lower funding costs
- Efficiency ratio of 46.9%

Balance Sheet Growth

- Total loans decreased $19.4 million from the prior quarter due to lower credit line utilization (YTD annualized growth of 5.2%)
- Noninterest-bearing deposits increased to 49.7% of total deposits

Credit Quality

- Annualized net charge-offs of 0.12% of average loans
- NPAs/Asset ratio of 0.45%
- ALLL/NPAs ratio of 167%

Experienced Management Team

Executive	Position	Background	Years in Banking	FCB Tenure
Robert Franko	President & CEO	• CEO of PacTrust Bank • CEO of Beach Business Bank	30+	6
Lynn Hopkins	Chief Financial Officer	• CFO of Commercial Bank of California • Chief Accounting Officer of PacWest Bancorp	25+	1
Gene May	Chief Credit Officer	Various management positions at: • Torrey Pines Bank • Pacific Western Bank • First Pacific Bancorp	30+	8
Yolanda Su	Chief Operations Administrator	• Part of original founding team of First Choice Bank • SVP at First Continental Bank	30+	14
Khoi Dang	General Counsel	• Partner, Duane Morris, LLP • Partner, Horgan, Rosen, Beckham & Coren	13+	Started in Mar. 2019

Major Lines of Business

	Size (as of 9/30/19)	Customer and Market Focus/Portfolio Data
Commercial Real Estate	▪ $402 million investor-owned ▪ $171 million owner-occupied	▪ Well-diversified portfolio across property types ▪ Strong niche in hospitality; BOD serves as a significant source of referrals ▪ Avg. yield of 6.59%[1]. No non-performing CRE Loans at 9/30/19
Commercial and Industrial	▪ $311 million	▪ Well diversified portfolio across customer types including manufacturers, distributors, and professionals ▪ Specialty deposit group focusing on deposit-rich verticals ▪ Avg. yield of 6.06%; NPL/Total C&I Loans of 0.23% at 9/30/19
Construction and Land	▪ $179 million construction ▪ $43 million land	▪ Residential construction primarily related to coastal properties where valuations tend to be supported by supply constraints and strong demand ▪ Prime-based loans with maturities of less than three years ▪ Avg. yield of 7.56%. No non-performing Construction Loans at 9/30/19
SBA	▪ $162 million	▪ Preferred SBA Lender; new funding of $50 million through first nine months of 2019 ▪ All loan officers originate SBA loans ▪ Average gain-on-sale margin of 5.45% over net carrying value in 3Q19 ▪ Avg. yield of 7.52%; NPL/SBA Loans of 4.13% at 9/30/19

1. A purchased credit impaired loan payoff increased the average yield by 38 basis points in 3Q19.

Track Record of Solid Profitability

Addition of PCB positively impacting ROAA, ROAE and ROTCE


Adjusted ROAA
2.0%
1.5%
1.0%
0.5%
1.02%
0.83%
1.62%
1.86%
2016[1]
2017
2018[2]
YTD 2019[3]
Annualized


Adjusted ROAE and ROTCE
ROAE
ROTCE
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
8.57%
8.57%
6.96%
6.96%
11.51%
14.42%
11.60%
16.95%
2016[1]
2017
2018[2]
YTD 2019[3]
Annualized

1. Represents First Choice Bank for 2016. First Choice Bank completed a bank holding company reorganization and became a wholly-owned subsidiary of First Choice Bancorp in December 2017.
2. FY 2018 excludes merger, integration and public company registration expenses; see non-GAAP reconciliation in the appendix.
3. As of September 30, 2019

First Choice Bancorp

Strong Organic Loan Growth



Total Loans[1]
($ in millions)
Organic
Acquisitions
$1,500
$1,200
$900
$600
$300
22.2% Organic CAGR
YTD Increase $50 million, 5.2% annualized
PCB Acquisition
$512
$669
$704
$752
$879
$400
$1,329
12/31/2014[2]
12/31/2015[2]
12/31/2016[2]
12/31/2017
12/31/2018
9/30/2019

1. Total loans include loans held for sale, and total loans held for investment net of discounts and deferred fees.
2. Represents First Choice Bank for 2014, 2015 and 2016. First Choice Bank completed a bank holding company reorganization and became a wholly-owned subsidiary of First Choice Bancorp in December 2017.

Well-Diversified Loan Portfolio

Total loans held for investment of $1.32 billion at September 30, 2019


SBA
12%
Construction and Land Development
17%
Residential Real Estate
4%
C&I
24%
CRE - Owner-Occupied
13%
CRE - Investor
30%

First Choice Bancorp

Deposit Growth


Total Deposits
($ in millions)
Organic
Acquisition
$1,500
$1,200
$900
$600
$300
21.3% Organic CAGR
YTD Increase $88 million, 9.4% annualized
PCB Acquisition
$536
$709
$757
$773
$777
$475
$1,340
12/31/2014 1
12/31/2015 1
12/31/2016 1
12/31/2017
12/31/2018
9/30/2019

1. Represents First Choice Bank for 2014, 2015 and 2016. First Choice Bank completed a bank holding company reorganization and became a wholly-owned subsidiary of First Choice Bancorp in December 2017.

Attractive Deposit Mix

Noninterest-Bearing Deposits have increased to 50% of total deposits


Noninterest-bearing demand
Money market, interest checking and savings
Time deposits
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
1.00%
0.90%
0.80%
0.70%
0.60%
0.50%
PCB acquisition added $475
$759
27.5%
46.5%
26.0%
1Q18
$785
29.7%
43.3%
27.0%
2Q18
$1,307
19.7%
38.0%
42.3%
3Q18
$1,252
19.2%
37.1%
43.7%
4Q18
$1,215
21.1%
34.8%
44.1%
1Q19
$1,256
24.5%
31.9%
43.6%
2Q19
$1,340
20.1%
30.2%
49.7%
3Q19

Improving Efficiencies

Noninterest Expense and Adjusted Efficiency Ratio [1]



($ in millions)
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$0.4
$3.8
$0.9
51.4%
51.9%
47.3%
50.2%
50.1%
46.9%
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
Adjustments to Noninterest Expense
Noninterest Expense ex. Adjustments
Adjusted Efficiency Ratio
Efficiency Ratio

- **Increasing scale driving improved efficiencies**
- **Impact of PCB acquisition driving further improvement in efficiency ratio**

1. Adjustments related to merger, integration and public company registration costs. See reconciliation in the Appendix.

First Choice Bancorp

Trends in Yields, Costs and Margin

Spot rate cost of interest-bearing deposits was 1.58% at September 30, 2019



Average Loan Yield
Net interest Margin
Cost of Deposits
Fed Funds Rate
7%
6%
5%
4%
3%
2%
1%
0%
5.56%
6.17%
6.32%
6.49%
6.62%
6.42%
6.93%
4.38%
4.73%
4.97%
5.34%
5.50%
5.14%
5.52%
1.75%
2.00%
2.25%
2.50%
2.50%
2.50%
2.00%
0.79%
0.98%
0.81%
0.75%
0.75%
0.89%
0.89%
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19

First Choice Bancorp

Solid Net Interest Margin



5.60%
5.40%
5.20%
5.00%
4.80%
4.60%
4.40%
4.20%
4.00%
4.38%
4.38%
4.73%
4.73%
4.97%
0.28%
4.69%
5.34%
0.37%
4.97%
5.50%
0.28%
5.22%
5.14%
0.17%
4.97%
5.52%
0.58%
4.94%
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
Net Interest margin without discount accretion
Discount accretion [1]

1. Represents discount accretion on loans acquired in a business combination. This also includes accretion from the payoff of credit purchased impaired loans.

Net Interest Margin Outlook

Opportunities to protect or expand net interest margin

- **Successfully passing through Fed rate cuts to depositors**
- **Continued positive migration toward noninterest-bearing demand deposits**
- **Excess liquidity from core deposit growth provides opportunities to run-off higher rate time deposits**
- **$60 million in callable brokered CDs with weighted average interest rate of 2.40% that can be replaced with lower-cost funding**
- **Loan Structures**
  - ✓ **30% of loan portfolio is fixed with maturity and repricing date > 2 years**
  - ✓ **30% of loan portfolio sitting on their interest rate floor**
  - ✓ **Prepayment penalties provide protection**

First Choice Bancorp

Strong Asset Quality

NPAs/Total Assets



0.60%
0.40%
0.20%
0.00%
0.39%
0.20%
0.11%
0.45%
12/31/2016 1
12/31/2017
12/31/2018
9/30/2019

NCOs/Average Loans



0.40%
0.20%
0.00%
0.23%
0.24%
0.10%
0.03%
2016
2017
2018
YTD 2019 2
Annualized

2019 nonperforming assets increase due to downgrading 15 SBA loan totaling $6.0 million and 2 commercial and industrial loan of $656 thousand, offset by paydowns and charge-offs of $917 thousand.

1. Represents First Choice Bank for 2016. First Choice Bank completed a bank holding company reorganization and became a wholly-owned subsidiary of First Choice Bancorp in December 2017.
2. As of September 30, 2019.

Outlook and Financial Targets

- **Near-Term Priorities**
  - **Continue generating solid organic balance sheet growth**
  - **Expand lending relationships with customers**
  - **Deepen presence in Southern California markets**
  - **Return significant capital to shareholders through stock repurchase program and quarterly dividend**
- **Long-Term Goals**
  - **Generate annual organic balance sheet growth of 10%**
  - **Maintain ROAA of >1.50%, ROAE of > 10% and ROTCE of >14%**
  - **Supplement organic growth with additional acquisitions that provide compelling strategic and financial rationale**

First Choice Bancorp

Contact Information

NAME	TITLE & CONTACT
Robert M. Franko	**First Choice Bancorp** *President & Chief Executive Officer*



Address: 17785 Center Court Drive
Suite 750
Cerritos, CA 90703

Telephone: (562) 345-9241

Email: Rfranko@FirstChoiceBankCA.com

Lynn M. Hopkins

First Choice Bancorp
Executive Vice President & Chief Financial Officer



Address: 17785 Center Court Drive
Suite 750
Cerritos, CA 90703

Telephone: (562) 263-8327

Email: Lhopkins@FirstChoiceBankCA.com



Corporate Headquarters:
17785 Center Court Drive, Suite 750
Cerritos, CA 90703
Telephone: (562) 345-9092

Website: www.firstchoicebankca.com

Appendix

Use of Non-GAAP Financial Measures. This presentation contains certain non-GAAP financial measures in addition to results presented in accordance with GAAP. The Company uses certain non-GAAP financial measures to provide meaningful supplemental information regarding the Company's operational performance to enhance investors' overall understanding of such financial performance, permit investors to effectively analyze financial trends of our business activities, and enhance comparability with peers across the financial services sector. These non-GAAP financial measures are not a substitute for GAAP measures and should be read in conjunction with the Company's GAAP financial information. A reconciliation of non-GAAP financial measures to GAAP measures is included in the following slides.

First Choice Bancorp

Non-GAAP Reconciliation

Adjusted Net Income Reconciliation and Performance Metrics

	FY 2016 [1]	FY 2017 [1]	FY 2018	2019 YTD [4]
Net income	$ 8,349	$ 7,354	$ 15,130	$ 21,890
Add: After-tax merger, integration and public company registration costs [2]	-	-	4,029	-
Adjusted net income	$ 8,349	$ 7,354	$ 19,159	$ 21,890
Average assets	$ 817,355	$ 884,430	$ 1,184,309	$ 1,574,960
Return on average assets [3]	1.02%	0.83%	1.28%	1.86%
Adjusted return on average assets [3]	1.02%	0.83%	1.62%	1.86%
Average shareholders' equity	$ 97,397	$ 105,632	$ 166,474	$ 252,362
Less: Average intangible assets	-	-	33,575	79,730
Average tangible common equity	$ 97,397	$ 105,632	$ 132,899	$ 172,632
Return on average shareholders' equity [3]	8.57%	6.96%	9.09%	11.60%
Adjusted return on average shareholders' equity [3]	8.57%	6.96%	11.51%	11.60%
Return on average tangible common equity [3]	8.57%	6.96%	11.38%	16.95%
Adjusted return on average tangible common equity [3]	8.57%	6.96%	14.42%	16.95%

1. Certain amounts have been restated as explained in detail in the Company's joint proxy statement/prospectus filed with the Securities and Exchange Commission on May 2, 2018 pursuant to Rule 424(b)(3).
2. After-tax merger, integration and public company registration costs include estimated non-deductible costs.
3. Computed on an annualized basis based on number of days for reporting period.
4. As of September 30, 2019.

First Choice Bancorp

Non-GAAP Reconciliation

Net Interest Income and Net Interest Margin

	1Q18	2Q18	3Q18	4Q18	1Q19	2Q19	3Q19
Net Interest Margin							
Net interest income	$ 9,552	$ 10,819	$ 15,796	$ 19,502	$ 19,192	$ 18,836	$ 21,026
Discount accretion on acquired loans [1]	-	-	872	1,372	956	642	2,182
Net interest income excluding discount accretion	$ 9,552	$ 10,819	$ 14,924	$ 18,130	$ 18,236	$ 18,194	$ 18,844
Average total interest-earning assets	$884,789	$917,891	$1,261,342	$1,447,584	$1,415,528	$1,469,658	$1,512,284
Net interest margin	4.38%	4.73%	4.97%	5.34%	5.50%	5.14%	5.52%
Net interest margin excluding discount accretion	4.38%	4.73%	4.69%	4.97%	5.22%	4.97%	4.94%

1. Represents discount accretion on loans acquired in a business combination. This also includes accretion from the payoff of credit purchased impaired loans.

First Choice Bancorp

Non-GAAP Reconciliation

Tangible Common Equity Ratio and Tangible Book Value Per Share

	As of				
	December 31, 2017[1]	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019
Shareholders' equity	$ 105,694	$ 248,069	$ 248,135	$ 254,121	$ 258,670
Less: Intangible assets	-	80,001	79,805	79,608	79,411
Tangible common equity	$ 105,694	$ 168,068	$ 168,330	$ 174,513	$ 179,259
Total assets	$ 903,795	$ 1,622,501	$ 1,649,759	$ 1,730,433	$ 1,655,595
Less: Intangible assets	-	80,001	79,805	79,608	79,411
Tangible assets	$ 903,795	$ 1,542,500	$ 1,569,954	$ 1,650,825	$ 1,576,184
Equity to asset ratio	11.69%	15.29%	15.04%	14.69%	15.62%
Tangible common equity ratio	11.69%	10.90%	10.72%	10.57%	11.37%
Book value per share	$ 14.56	$ 21.16	$ 21.30	$ 21.65	$ 22.20
Tangible book value per share	$ 14.56	$ 14.33	$ 14.45	$ 14.87	$ 15.38
Shares outstanding	7,260,119	11,726,074	11,650,020	11,737,441	11,652,582

1. Certain amounts have been restated as explained in detail in the Company's joint proxy statement/prospectus filed with the Securities and Exchange Commission on May 2, 2018 pursuant to Rule 424(b)(3).

First Choice Bancorp

Non-GAAP Reconciliation

Adjusted Efficiency Ratio

	1Q18	2Q18	3Q18	4Q18	1Q19	2Q19	3Q19
Noninterest expense	$ 6,683	$ 6,325	$12,372	$10,840	$10,700	$10,605	$10,651
Less: merger, integration and public company registration costs	374	356	3,797	859	-	-	-
Adjusted noninterest expense	$ 6,309	$ 5,969	$ 8,568	$ 9,981	$10,700	$10,605	$10,651
Net interest income	$ 9,552	$10,819	$15,796	$19,502	$19,192	$18,836	$21,026
Plus: Noninterest income	569	787	712	1,570	2,122	2,322	1,673
Total net interest income and noninterest income	$10,121	$11,606	$16,508	$21,072	$21,314	$21,158	$22,699
Efficiency ratio [1]	66.0%	54.5%	74.9%	51.4%	50.2%	50.1%	46.9%
Adjusted efficiency ratio [2]	62.3%	51.4%	51.9%	47.4%	50.2%	50.1%	46.9%

1. Calculated as noninterest expense divided by total net interest income and noninterest income.
2. Calculated as adjusted noninterest expense divided by total net interest income and noninterest income.